T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Summary Prospectuses Dated March 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2021, Eric Moffett and Malik Asif will join Gonzalo Pangaro as portfolio managers and Cochair of the fund’s Investment Advisory Committee. Mr. Moffett joined T. Rowe Price in 2007 and Mr. Asif joined T. Rowe Price in 2012. Effective December 31, 2021, Mr. Pangaro will step down as a portfolio manager and Cochair of the fund’s Investment Advisory Committee and Mr. Moffett and Mr. Asif will remain portfolio managers and Cochair of the fund’s Investment Advisory Committee.

The date of this supplement is October 28, 2020.

F111-041-S 10/28/20